                                                                   EXHIBIT 10.34


                               AMENDMENT NO. 4 TO
                              THE CREDIT AGREEMENT

                  AMENDMENT NO. 4 TO THE CREDIT AGREEMENT (this "Amendment") dated as of May 29, 2002 is entered into by and among AdvancePCS, f/k/a Advance Paradigm, Inc., a Delaware corporation (the "Borrower"), the Subsidiary Guarantors party hereto, the Lenders party hereto, Bank One, N.A. ("Bank One"), as Documentation Agent, Bank of America, N.A. ("Bank of America"), as Collateral Agent and as Administrative Agent for the Lender Parties, Merrill Lynch, Pierce. Fenner & Smith Incorporated, as Book-Runner, Lead Arranger and Syndication Agent, and Banc of America Securities LLC, as Joint Book-Runner and Joint Lead Arranger. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement (as defined below).

                  PRELIMINARY STATEMENTS:

                  WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Agents have entered into a Credit Agreement dated as of October 2, 2000, as amended by Amendment No. 1 to the Credit Agreement dated as of November 3, 2000, Amendment No. 2 to the Credit Agreement dated as of June 22, 2001 and Amendment No. 3 to the Credit Agreement dated as of August 24, 2001 (as so amended and as otherwise amended, restated and modified from time to time, the "Credit Agreement"); and

                  WHEREAS, the Borrower and its subsidiaries (i) intend to increase the amount of the Asset Securitization from $150,000,000 to $300,000,000, which increased Asset Securitization shall consist of receivables having an average daily outstanding balance during any calendar month of approximately $500,000,000, and (ii) have requested that the Required Lenders approve certain other amendments to the Credit Agreement;

                  NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Subsidiary Guarantors and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. Amendment. The Credit Agreement is, effective as of the Amendment No. 4 Effective Date (as defined herein), hereby amended as follows:

                           (a) The definition of "Asset Securitization" in
                  Section 1.01 of the Credit Agreement is deleted in its entirety and replaced with the following definition:

                  "`ASSET SECURITIZATION' means the structured receivables financing transaction entered into by and among (i) the Originator,
         (ii) AFC Receivables Holding Corporation, a Delaware corporation, as the initial seller, (iii) the Receivables Subsidiary, as the subsequent seller, (iv) General Electric Capital Corporation ("GE CAPITAL"), as administrative agent and committed purchaser, and (v) Redwood Receivables Corporation, as conduit purchaser (together with GE Capital, the "PURCHASERS") on December 10, 2001, and amended and increased on or about May 31, 2002, providing for the contribution and transfer of Securitization Receivables, having a final purchase date not later than 5 years from December 10, 2000 and a facility commitment not to exceed $300,000,000, provided that (a) the Receivables held by the Receivables Subsidiary in connection with the Asset Securitization shall be Securitization Receivables, (b) the monetary Obligations of the Receivables Subsidiary in respect of the Asset Securitization shall be non-recourse to any Loan Party (other than such recourse as is customary in receivables securitization transactions of this type), (c) the documentation relating to the Asset Securitization shall be in form and substance reasonably satisfactory to the Administrative Agent, (d) the Borrower and its Subsidiaries shall clearly indicate on their records which Receivables are Securitization Receivables that have been transferred to the Receivables Subsidiary and (e) the Administrative Agent shall be reasonably satisfied that all amounts relating to the Securitization Receivables shall not be commingled with cash or other amounts of the Borrower and its Subsidiaries (other than the Receivables Subsidiary) and that all amounts paid in respect of the Securitization Receivables shall be deposited into one or more lockboxes or other bank accounts in which no other funds are deposited on terms and conditions reasonably satisfactory to the Administrative Agent."

                  (b) The definition of "Debt" in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the portion of the penultimate sentence thereof after the words "It is understood that "Debt" shall not include any Business Guarantee", (ii) deleting the word "and" at the end of subclause (i) thereof; (iii) replacing the period at the end of subclause (j) thereof with "; and" and (iv) adding the following new subclause (k) immediately to the end of the existing subclause (j):

                           "(k) the outstanding attributed capital investment
                  amount of the Asset Securitization."

                  (c) Section 1.01 of the Credit Agreement is amended to insert the following definition:

                  "ORIGINATOR" means AdvancePCS Health, L.P., an indirect wholly-owned subsidiary of the Borrower.

                  (d) The definition of "Securitization Receivables" in Section
         1.01 of the Credit Agreement is deleted in its entirety and replaced with the following definition:

                  "`SECURITIZATION RECEIVABLES' means, all receivables of the Originator that are both (a) generated by the claims processing systems of the Borrower or any of its Subsidiaries and (b) billed or to be billed by the Recap or RxClaims processing systems, or their successor systems, of the Borrower or any of its Subsidiaries; provided, however, that "Securitization Receivables" shall not include: (i) receivables consisting of amounts owing to the Originator from drug manufacturers in respect of rebates, disease management or other manufacturer-sponsored programs, (ii) receivables consisting of amounts owing to the Originator directly from patients or (iii) any other receivables that are not both (A) generated by the claims processing systems of the Borrower or any of its Subsidiaries and (B) billed or to be billed by the Recap or RxClaims processing systems, or their successor systems, of the Borrower or any of its Subsidiaries. For the avoidance of doubt, the receivables that constitute Securitization Receivables shall be deemed to include amounts owing to the Originator in respect of products sold and/or services rendered by the Originator and transferred to the Receivables Subsidiary pursuant to the terms of the Asset Securitization (so long as such amounts are both (a) generated by the claims processing systems of the Borrower or any of its Subsidiaries and (b) billed or to be billed by the Recap or RxClaims processing systems, or their successor systems, of the Borrower or any of its Subsidiaries), in all cases regardless of whether such amounts are characterized as accounts receivable, general intangibles or otherwise, and shall be deemed to include as well certain related rights, such as agreements or other arrangements supporting or securing payment of any such receivables or obligations, described in the documentation approved by the Administrative Agent in connection with the Asset Securitization."

                      (e) Section 3.02 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of subclause (i) thereof;
         (ii) replacing the period at the end of subclause (ii) thereof with "; and" and (iii) adding the following new subclause (iii) immediately to the end of such Section 3.02:

                           "(iii) if (A) the date of such Borrowing or issuance
                  or renewal is within 90 days following a repurchase of shares of the Borrower's common stock or rights, options or units in respect thereof that was consummated in reliance upon Section 5.02(g)(ix) and (B) the amount of the payment to make such repurchase was (x) when aggregated with all other such payments made during the same Fiscal Year, in excess of $50,000,000 or (y) when aggregated with all other such payments made during the term of this Agreement, in excess of $150,000,000, then the aggregate Unused Tranche A Revolving Credit Commitments of all Lenders, after giving effect to the requested Borrowing or issuance or renewal and to the application of the proceeds therefrom, shall be equal to or greater than $100,000,000."

                      (f) Section 4.01 of the Credit Agreement is hereby amended by adding the following new subclause (bb) immediately to the end of such Section 4.01:

                           "(bb) In connection with the Asset Securitization,
                  the Borrower has taken appropriate steps to ensure that (i) all amounts relating to the Securitization Receivables are not commingled with cash or other amounts of the Borrower and its Subsidiaries and that all amounts paid in respect of the Securitization Receivables are deposited into one or more lockboxes or other bank accounts in which no other funds are deposited and (ii) the Borrower and its Subsidiaries clearly indicate on their records which Receivables are Securitization Receivables that have been transferred to the Receivables Subsidiary."

                      (g) Section 5.01(j) of the Credit Agreement is hereby amended by inserting in the last paragraph thereof the following as a new last sentence:

                      "Notwithstanding the foregoing, the provisions of this
                      Section 5.01(j) shall not be applicable with respect to the Receivables Subsidiary."

                      (h) Section 5.01(r) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           "(r) Asset Securitization. In connection with the
                  Asset Securitization, (i) deposit, and cause each of its Subsidiaries (where applicable) to deposit, all amounts received in respect of the Securitization Receivables into one or more lockboxes or other bank accounts in which no other funds are deposited and otherwise ensure that all amounts relating to the Securitization Receivables are not commingled with cash or other amounts of the Borrower and its Subsidiaries (other than the Receivables Subsidiary), and (ii) clearly indicate, and cause each of its Subsidiaries (where applicable) to clearly indicate, on its records (including, without limitation, its computer records) which Receivables are Securitization Receivables that have been transferred to the Receivables Subsidiary in connection with the Asset Securitization."

                      (i) Section 5.02(a)(vi) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           "(vi) other Liens securing Debt outstanding in an
                  aggregate principal amount not to exceed $30 million;"

                      (j) Section 5.02(f)(xiv)(A) is hereby deleted in its entirety and replaced with the following:

                           "(A) (I) (1) the aggregate consideration paid for
                  such acquisition or related series of acquisitions (other than any consideration paid through the issuance of Equity Interests) plus (2) the aggregate principal amount of Debt assumed or acquired in connection with such acquisition or related series of acquisitions does not exceed $150,000,000; and (II) (1) the aggregate consideration paid for such acquisition and all other acquisitions made after the date of this Agreement (other than any consideration paid through the issuance of Equity Interests) plus (2) the aggregate principal amount of Debt assumed or acquired in connection with such acquisition and all other acquisitions made after the date of this Agreement does not exceed $300,000,000.

                      (k) Section 5.02(f)(xiv)(B) is hereby amended by deleting the amount "$25,000,000" and replacing it with "$50,000,000."

                      (1) Section 5.02(g) of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of subclause (vii) thereof; (ii) replacing the period at the end of subclause (viii) thereof with "; and" and (iii) adding the following new subclause (ix) immediately to the end of such clause (g):

                           "(ix) the Borrower may repurchase shares of its
                  common stock or rights, options or units in respect thereof, provided (A) no Default or Event of Default shall exist on the date of, or shall result from, the making of any such repurchase and (B) either:

                                   (I) each of the following shall be satisfied
                           with respect to any such repurchase:

                                            (w) as of the last day of the most
                                   recently ended fiscal quarter prior to such repurchase for which the Administrative Agent has received the financial statements and officer's certificate required to be delivered pursuant to Section 5.03(b) or (c), as applicable, EBITDA for the fiscal quarter ending as of such date shall be greater than $300,000,000;

                                            (x) at the time of such repurchase,
                                   the Borrower's senior secured non-credit enhanced long-term debt shall be rated BB+ or better by S&P and Ba1 or better by Moody's;

                                            (y) after giving effect to such
                                   repurchase and any Borrowings incurred in connection therewith on a pro forma basis, the Total Leverage Ratio, as of the last day of the most recently ended fiscal quarter for which the Administrative Agent has received the financial statements and officer's certificate required to be delivered pursuant to Section 5.03(b) or (c), as applicable, shall be less than 1.75 to 1.00 and the Chief Financial Officer or Treasurer of the Borrower shall have delivered to the Administrative Agent a certificate demonstrating the satisfaction of such requirement; and

                                            (z) after giving effect to such
                                   repurchase and any Borrowings incurred in connection therewith, the aggregate Unused Tranche A Revolving Credit Commitments of all Lenders shall be equal to or greater than $100,000,000; or

                                   (II) if any of the requirements set forth in
                           the immediately preceding clause (I) is not satisfied, the amount of any payment to make such repurchase shall not (x) when aggregated with all other such payments made during the same Fiscal Year, exceed $50,000,000 and (y) when aggregated with all other such payments made during the term of this Agreement, exceed $150,000,000."

                      (m) Section 5.02(o) of the Credit Agreement is hereby amended by adding a new subclause (v) immediately to the end thereof to read as follows:

                           "(v) Notwithstanding the foregoing, the Borrower and
                  its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (i)) consisting of the direct costs paid by the Borrower or any of its Subsidiaries in connection with the construction of a mail facility in Wilkes Barre, Pennsylvania in an aggregate amount for all such excluded costs pursuant to this clause (v) not to exceed $30,000,000."

                      (n) A new Section 5.02(r) is hereby added to the Credit Agreement to read as follows:

                           "(r) Permit any receivables of the Originator that
                  are described in clauses (i) and (ii) in the definition of "Securitization Receivables" in Section 1.01 hereof to be billed by the ReCap or RxClaims processing systems, or successor systems, of the Borrower or any of its Subsidiaries, and shall not expand and/or modify such systems in a manner such that any of such receivables could be or will be included in the types of receivables billed by such systems."

                      (o) Sections 5.03(b), (c) and (h) of the Credit Agreement are hereby amended by adding the words "or Treasurer" after each of the references therein to "Chief Financial Officer".

                      (p) Section 5.03(l) of the Credit Agreement is hereby deleted and replaced with the following:

                           "(l) Securitization Receivables. So long as the Asset
                  Securitization is continuing, then as soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of each Fiscal Year, and within 90 days after the end of the last quarter of each Fiscal Year, a certificate, in substantially the form of Schedule V hereto, executed by a Responsible Officer of the Borrower setting forth in reasonable detail for each calendar month occurring in such fiscal quarter (i) the average daily outstanding balance of all billed Securitization Receivables held by the Receivables Subsidiary and (ii) the month end outstanding balance of (A) all Securitization Receivables held by the Receivables Subsidiary, including a breakdown showing the portion of such receivables that are billed and the portion that are unbilled, and (B) all receivables of the Borrower and its Subsidiaries (other than the Receivables Subsidiary), including a breakdown showing the portion of such receivables that are billed and the portion that are unbilled, in each case including information as to the type of such receivable and delivered in a form reasonably acceptable to the Administrative Agent."

                      (q) Section 5.04(b) of the Credit Agreement is hereby amended by adding a new sentence immediately to the end thereof to read as follows:

                           "Notwithstanding the foregoing, if the Borrower has
                  made a repurchase of shares of its common stock or rights, options or units in respect thereof that was consummated in reliance upon Section 5.02(g)(ix) and the amount of the payment for such repurchase is, when aggregated with all other such payments made during the term of this Agreement, in excess of $150,000,000, the Borrower will maintain at the end of each fiscal quarter of the Borrower occurring on or after the date of such repurchase, a Total Leverage Ratio of not more than 3.00:1.0."

                      (r) The Credit Agreement is amended by deleting Schedule V thereto in its entirety and replacing it with Schedule V as set forth in Schedule I hereto, which Schedule may be modified from time to time as the Borrower, the Originator and the Administrative Agent shall agree.

                  SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the "Amendment No. 4 Effective Date") when, and only when each of the following conditions shall have been satisfied (it being understood that the satisfaction of one or more of the following conditions may occur concurrently with the effectiveness of this Amendment):

                      (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Subsidiary Guarantors and the Required Lenders (determined as of the point in time at which each of the other conditions precedent set forth in this
         Section 2 has been satisfied and after giving effect to clause (c) below) or, as to any of the Required Lenders, advice satisfactory to the Administrative Agent that such Required Lender has executed this Amendment;

                      (b) the Borrower shall have paid to the Administrative Agent, for the benefit of each Lender approving this Amendment, an amendment fee equal to 0.25% on each such Lender's Tranche A Revolving Credit Commitment;

                      (c) the Borrower shall have prepaid (or concurrently with the effectiveness hereof; shall prepay) the Term B Facility in full;

                      (d) the Borrower shall have paid any and all out-of-pocket costs (to the extent invoiced) incurred by the Administrative Agent (including the reasonable fees and expenses of the Administrative Agent's legal counsel), and fees and other amounts payable to the Administrative Agent, in each case in connection with the arrangement, negotiation, preparation, execution and delivery of this Amendment; and

                      (e) the Administrative Agent shall have received (i) a certified copy of the resolutions of the Board of Directors of the Borrower and each other Loan Party evidencing its approval of this Amendment, the increased Asset Securitization and the other matters contemplated hereby, and a certified copy of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the other matters contemplated hereby; (ii) a certificate from a Responsible Officer of the Borrower to the effect that, as of the date hereof, (A) all representations and warranties made by the Borrower and each other Loan Party in this Amendment and each other Loan Document are true and correct in all material respects as if made as of the date hereof; other than any such representations or warranties that, by their terms, refer to a specific date other than the date hereof; in which case as of such specific date, and (B) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and
         (iii) a bringdown legal opinion of Akin, Gump Strauss, Hauer & Feld, L.L.P. in form and substance satisfactory to the Administrative Agent and its counsel (which shall cover, among other things, perfection and no conflicts).

                  SECTION 3. Authority of Administrative Agent. The Required Lenders hereby acknowledge and agree that pursuant to the authority granted to the Administrative Agent under Article VIII of the Credit Agreement, the Administrative Agent has the power to execute and deliver all documents and to take all such further action on behalf of the Lender Parties as it may deem to be reasonably necessary to effectuate the Asset Securitization as set forth in the Credit Agreement and in this Amendment thereto.

                  SECTION 4. Representations and Warranties. Each of the Loan Parties represents and warrants as follows:

                      (a) the representations and warranties contained in each Loan Document are correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that by their terms, refer to a specific date, in which case, as of such specific date;

                      (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement, as amended hereby, or would result from this Amendment;

                      (c) it has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

                      (d) this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement, of creditors' rights;

                      (e) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment where not completed such action would reasonably be expected to have a Material Adverse Effect; and

                      (f) the execution and delivery of this Amendment does not diminish or reduce its obligations under the Loan Documents (including, without limitation, in the case of each Subsidiary Guarantor, such Subsidiary Guarantor's guaranty pursuant to Section 7 of the Credit Agreement) in any manner, except as specifically set forth herein.

                  SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                      (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                      (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                      (d) This Amendment shall constitute a Loan Document and, as such, can only be amended in accordance with the provisions of
         Section 9.01 of the Credit Agreement.

                  SECTION 6. Costs, Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section
9.04 of the Credit Agreement.

                  SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

              [The rest of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                      BORROWER


                                          ADVANCEPCS


                                          By: /s/ DAVID D. HALBERT
                                              ----------------------------------
                                          Name: David D. Halbert
                                          Title: CEO


                                      SUBSIDIARY GUARANTORS


                                          ADVANCEPCS HOLDING CORPORATION


                                          By: /s/ DAVID D. HALBERT
                                              ----------------------------------
                                          Name: David D. Halbert
                                          Title: CEO


                                          ADVANCEPCS HEALTH SYSTEMS, LLC


                                          By: /s/ DAVID D. HALBERT
                                              ----------------------------------
                                          Name: David D. Halbert
                                          Title: CEO


                                          ADVANCEPCS HEALTH, L.P.


                                          By ADVANCEPCS HEALTH SYSTEMS, LLC, its
                                          General Partner


                                          By: /s/ DAVID D. HALBERT
                                              ----------------------------------
                                          Name: David D. Halbert
                                          Title: CEO



                           [signature pages continue]

                                     ADVANCEPCS RESEARCH, L.L.C.

                                     By: /s/ DAVID D. HALBERT
                                         ---------------------------------------
                                     Name: David D. Halbert
                                     Title: CEO

                                     ADVANCERX.COM, L.P.

                                     By ADVANCEPCS HEALTH SYSTEMS, LLC, its
                                     General Partner

                                     By: /s/ DAVID D. HALBERT
                                         ---------------------------------------
                                     Name: David D. Halbert
                                     Title: CEO

                                     ADVP CONSOLIDATION, L.L.C.

                                     By: /s/ SUSAN DE MARS
                                         ---------------------------------------
                                     Name: Susan de Mars
                                     Title: Secretary

                                     ADVP MANAGEMENT, L.P.,

                                     By ADVANCEPCS HEALTH SYSTEMS, LLC, its
                                     General Partner

                                     By: /s/ DAVID D. HALBERT
                                         ---------------------------------------
                                     Name: David D. Halbert
                                     Title: CEO

                                     AMBULATORY CARE REVIEW SERVICES, INC.

                                     By: /s/ DAVID D. HALBERT
                                         ---------------------------------------
                                     Name: David D. Halbert
                                     Title: CEO



                           [signature pages continue]


                                             Amendment No. 4 to Credit Agreement
                                                          in favor of AdvancePCS
                                                                        May 2002

                                     BAUMEL-EISNER NEUROMEDICAL INSTITUTE,
                                     INC.

                                     By: /s/ DAVID D. HALBERT
                                         ---------------------------------------
                                     Name: David D. Halbert
                                     Title: Chairman

                                     FFI RX MANAGED CARE, INC.

                                     By: /s/ DAVID D. HALBERT
                                         ---------------------------------------
                                     Name: David D. Halbert
                                     Title: CEO

                                     FIRST FLORIDA INTERNATIONAL HOLDINGS,
                                     INC.

                                     By: /s/ DAVID D. HALBERT
                                         ---------------------------------------
                                     Name: David D. Halbert
                                     Title: CEO

                                     HMN HEALTH SERVICES, INC.

                                     By: /s/ DAVID D. HALBERT
                                         ---------------------------------------
                                     Name: David D. Halbert
                                     Title: CEO

                                     ADVANCEPCS MAIL SERVICES OF
                                     BIRMINGHAM, INC.

                                     By: /s/ DAVID D. HALBERT
                                         ---------------------------------------
                                     Name: David D. Halbert
                                     Title: CEO

                                     ADVANCEPCS PUERTO RICO, INC.

                                     By: /s/ DAVID D. HALBERT
                                         ---------------------------------------
                                     Name: David D. Halbert
                                     Title: CEO


                           [signature pages continue]


                                             Amendment No. 4 to Credit Agreement
                                                          in favor of AdvancePCS
                                                                        May 2002

                                            ADVANCEPCS SPECIALTYRX, LLC

                                            By: /s/ DAVID D. HALBERT
                                                ----------------------------
                                            Name: David D. Halbert
                                            Title: CEO

                                            AFC RECEIVABLES HOLDING CORPORATION

                                            By: /s/ DAVID D. HALBERT
                                                ----------------------------
                                            Name: David D. Halbert
                                            Title: CEO

                                            DRESING-LIERMAN, INC.

                                            By: /s/ DAVID D. HALBERT
                                                ----------------------------
                                            Name: David D. Halbert
                                            Title: CEO

                                            THERACOM, INC.

                                            By: /s/ DAVID D. HALBERT
                                                ----------------------------
                                            Name: David D. Halbert
                                            Title: CEO

                                            CONSUMER HEALTH INTERACTIVE, INC.

                                            By: /s/ DAVID D. HALBERT
                                                ----------------------------
                                            Name: David D. Halbert
                                            Title: CEO


                           [signature pages continue]





                                             Amendment No. 4 to Credit Agreement
                                                          in favor of AdvancePCS
                                                                        May 2002

ADMINISTRATIVE AGENT AND COLLATERAL AGENT

BANK OF AMERICA, N.A.
as Administrative Agent and Collateral Agent

By: /s/ JOSEPH L. CORAH
    ----------------------------------------
        Joseph L. Corah
Title:  Principal





                                             Amendment No. 4 to Credit Agreement
                                                          in favor of AdvancePCS
                                                                        May 2002

LENDERS (AND OTHER AGENTS)

BANK OF AMERICA, N.A.,
as Initial Lender and Initial Issuing Bank and Lender Party


By: /s/ JOSEPH L. CORAH
   -------------------------------
   Joseph L. Corah
Title: Principal


BANK ONE, N.A., as Documentation Agent and Lender Party


By: /s/ JOHN A. HORST
   -------------------------------
Name: John A. Horst
Title: Director


MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agent


By: /s/ SHEILA MCGILLICUDDY
   -------------------------------
   Sheila McGillicuddy
Title: Director



                                             Amendment No. 4 to Credit Agreement
                                                          in favor of AdvancePCS
                                                                        May 2002

Bank of China, New York Branch
----------------------------------
[LENDER]


By: /s/ WILLIAM WARREN SMITH, JR.
   -------------------------------
Name: Smith Jr., William Warren
Title: Chief Lending Officer
      ----------------------------



                                             Amendment No. 4 to Credit Agreement
                                                          in favor of AdvancePCS
                                                                        May 2002

THE BANK OF NOVA SCOTIA

By: /s/ R.P. REYNOLDS
   -------------------------------
Name: R.P. Reynolds
Title: Director



                                             Amendment No. 4 to Credit Agreement
                                                          in favor of AdvancePCS
                                                                        May 2002

            CIBC INC.
----------------------------------
[LENDER]

By: /s/ TERENCE MOORE
   -------------------------------
   Terence Moore
Title: Executive Director
      ----------------------------



                                             Amendment No. 4 to Credit Agreement
                                                          in favor of AdvancePCS
                                                                        May 2002

CREDIT SUISSE FIRST BOSTON
----------------------------------
[LENDER]

By: /s/ WILLIAM S. LUTKINS
   -------------------------------
   WILLIAM S. LUTKINS
Title: DIRECTOR
      ----------------------------


By: /s/ ROBERT HETU
   -------------------------------
   ROBERT HETU
Title: DIRECTOR
      ----------------------------



                                             Amendment No. 4 to Credit Agreement
                                                          in favor of AdvancePCS
                                                                        May 2002

ERSTE BANK

By:     /s/ BRANDON A. MEYERSON
    --------------------------------------
            Brandon A. Meyerson
               Vice President
Title:   Erste Bank New York Branch
       -----------------------------------


By:      /s/ JOHN S. RUNNION
    --------------------------------------
             JOHN S. RUNNION
            MANAGING DIRECTOR
Title:   ERSTE BANK NEW YORK BRANCH
       -----------------------------------





                                             Amendment No. 4 to Credit Agreement
                                                          in favor of AdvancePCS
                                                                        May 2002

GENERAL ELECTRIC CAPITAL CORPORATION

/s/ [ILLEGIBLE]
------------------------------------
Title:  Duly Authorized Signatory
       -----------------------------




                                             Amendment No. 4 to Credit Agreement
                                                          in favor of AdvancePCS
                                                                        May 2002

MERRILL LYNCH CAPITAL CORPORATION
-----------------------------------
[LENDER]

By:  /s/ MICHAEL E. O'BRIEN
    -------------------------------
         MICHAEL E. O'BRIEN
Title:   VICE PRESIDENT
      -----------------------------




                                             Amendment No. 4 to Credit Agreement
                                                          in favor of AdvancePCS
                                                                        May 2002

Raymond James Bank, FSB
-----------------------------------
[LENDER]

By:  /s/ ANDREW D. HAHN
    -------------------------------
         Andrew D. Hahn

Title:   Vice President
      -----------------------------




                                             Amendment No. 4 to Credit Agreement
                                                          in favor of AdvancePCS
                                                                        May 2002

TEXTRON FINANCIAL CORPORATION


By:  /s/ MATTHEW J. COLGAN
    -------------------------------
         Matthew J. Colgan

Title:   Director




                                             Amendment No. 4 to Credit Agreement
                                                          in favor of AdvancePCS
                                                                        May 2002

/s/ JESSICA S. WRIGHT
----------------------------------------------
WACHOVIA BANK, NATIONAL ASSOCIATION

By:    Jessica S. Wright
    ------------------------------------------
Title: Director
       ---------------------------------------



                                             Amendment No. 4 to Credit Agreement
                                                          in favor of AdvancePCS
                                                                        May 2002

                                   SCHEDULE I

                                                               Schedule V to the
                                                               Credit Agreement

                                  RECEIVABLES

                                  SEE ATTACHED

SAMPLE - SCHEDULE V
SUMMARY OF ACCOUNTS RECEIVABLE
(000'S)

                                                      MONTH ENDED:
    CATEGORY OF RECEIVABLES          JAN.          FEB.          MAR.        AVERAGE
    -----------------------       ----------    ----------    ----------    ----------
SECURITIZATION RECEIVABLES:

BILLED RECAP                         196,965       202,316       396,996       265,426
BILLED RxCLAIM                        12,005        39,123         8,286        19,805

UNBILLED RECAP                       168,807       177,599        95,542       147,316
UNBILLED RxCLAIM                      91,563        96,036        67,456        85,018
                                  ----------    ----------    ----------    ----------
                                     469,340       515,074       568,280       517,565
                                  ----------    ----------    ----------    ----------
                                          45%           44%           49%           46%

REMAINING BANK RECEIVABLES:

REBATES - BILLED                     218,450       155,903       338,148       237,500
REBATES - UNBILLED                   247,348       378,236       135,819       253,801

OTHER MANUFACTURER A/R - BILLED      108,374       112,374       112,966       111,238

PATIENTS - BILLED                      2,737         3,386         2,066         2,730
                                  ----------    ----------    ----------    ----------
                                     576,909       649,899       588,999       605,269
                                  ----------    ----------    ----------    ----------
                                          55%           56%           51%           54%
                                  ----------    ----------    ----------    ----------
TOTAL                              1,046,249     1,164,973     1,157,279     1,122,834
                                  ----------    ----------    ----------    ----------

THE AVERAGE DAILY OUTSTANDING BALANCE OF ALL BILLED SECURITIZATION RECEIVABLES HELD BY THE RECEIVABLES SUBSIDIARY DURING THE MONTHS ENDED MARCH 31, 2002 WAS:

JANUARY 2002                                       $264,055
FEBRUARY 2002                                      $271,434
MARCH 2002                                         $265,442